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Dowty Seals Limited
Ashchurch
Tewkesbury
Gloucester
GL20 8JS

For the attention of David Richardson, Managing Director
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                                                                 29th April 1996

Dear David,

Assets Purchase Agreement dated 1st February 1996
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This letter is to confirm that both Dowty Seals Limited and Chartex
International plc agree to vary the above agreement so that the date for delivery of the first instalment of equipment is extended from 1st April 1996 to 27th May 1996 so that the date referred to in clause 3(1)(a) of the above agreement shall be amended accordingly. This amendment is made in consideration of the payment by Chartex of (pounds)100,000 which will be made to Dowty Seals Limited on 29th April 1996, and accordingly the sum referred to in clause 3(3)(b) shall be reduced by (pounds)100,000. If such payment is not made the agreement will remain unamended and all of Dowty's rights will remain unaffected. The remainder of the agreement shall remain unaffected by this change (when it takes effect) which shall remain in full force and effect.

This amendment to the above agreement shall apply to The Female Health Company ("FHC") in the same way as it does to Chartex International plc and Chartex will procure that FHC agrees in writing to such amendment within 7 days hereof.

IN WITNESS of which this agreement has been executed as a deed which has been delivered on March, 1996.


EXECUTED as a deed                         /s/ D. J. RICHARDSON
by DOWTY SEALS LIMITED                     ---------------------------------
acting by                                  Director

D. J. RICHARDSON                           /s/ D. H. BROWN
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                                           Director/Secretary
and D. H. BROWN
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EXECUTED as a deed                         /s/ MICHAEL POPE
by CHARTEX INTERNATIONAL PLC               ---------------------------------
acting by                                  Director

MICHAEL POPE
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                                           /s/ P. NIELSEN
and P. NIELSEN                             ---------------------------------
    -------------------------              Director/Secretary


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